Risk management and financial instruments	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments
Risk management and financial instruments

The majority of gross earnings from the Company’s drilling units are receivable in U.S. dollars and the majority of the Company’s other transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company. However, the Company has operations and assets in a number of countries worldwide and incurs expenditures in other currencies, causing its results from operations to be affected by fluctuations in currency exchange rates, primarily relative to the U.S. dollar. The Company is also exposed to changes in interest rates on floating interest rate debt, and to the impact of changes in currency exchange rates on NOK and SEK denominated debt. There is thus a risk that currency and interest rate fluctuations will have a positive or negative effect on the value of the Company’s cash flows. The Company has entered into derivative agreements to mitigate the risk of fluctuations, as described below.

Interest rate risk management

The Company’s exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps and other derivative arrangements. The Company’s objective is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. Surplus funds are generally used to repay revolving credit facilities, or placed in accounts or fixed deposits with reputable financial institutions in order to maximize returns, while providing the Company with the flexibility to meet working capital and capital investments. The extent to which the Company utilizes interest rate swaps and other derivatives to manage its interest rate risk is determined by the net debt exposure.

Interest rate swap agreements not qualified as hedge accounting

At December 31, 2015, the Company had interest rate swap agreements with an outstanding principal of $7,088 million (December 31, 2014: $7,918 million). In addition we have an interest rate swap contract of principal $200 million, which was entered into in February 2014 with a forward start in March 2016. These agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the consolidated statement of operations under “Gain/(loss) on derivative financial instruments.” The total fair value of the interest rate swaps outstanding at December 31, 2015 amounted to a gross liability of $143 million and a net liability of $122 million due to master netting agreements with our counterparties, and an asset of $2 million (December 31, 2014: a gross liability of $191 million and net liability of $134 million, and an asset of $5 million). The fair value of the interest rate swaps are classified as other current assets and liabilities in our consolidated balance sheet as of December 31, 2015 and December 31, 2014.

The total realized and unrealized losses recognized in the consolidated statement of operations relating to interest rate swap agreements in 2015 amounted to $129 million (2014: losses of $176 million, 2013: gains of $143 million).

The Company’s interest rate swap agreements as at December 31, 2015, were as follows:

Maturity date	Total outstanding principal as at December 31, 2015	Receive rate	Pay rate range
	(In US$ millions)
Expiring in 2016	1,000	3 month LIBOR	2.14%	2.24%
Expiring in 2016	18	6 month LIBOR	3.83%	3.83%
Expiring in 2017	1,406	3 month LIBOR	0.74%	3.8%
Expiring in 2018	1,000	3 month LIBOR	2.83%	3.34%
Expiring in 2019	680	3 month LIBOR	1.11%	1.36%
Expiring in 2020	2,632	3 month LIBOR	1.36%	2.19%
Expiring in 2021 and thereafter	352	3 month LIBOR	1.38%	2.92%
Total	7,088

The counterparties to the above agreements are reputable financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts, but this risk is considered remote as the counterparties are reputable financial institutions which have all provided loan finance to us and the interest rate swaps are related to those financing arrangements.

Cross currency interest rate swaps not qualified as hedge accounting

At December 31, 2015 the Company had outstanding cross currency interest rate swaps with principal amounts of $807 million (December 31, 2014: $807 million) with maturity dates between March 2018 and March 2019 at fixed rates ranging from 4.94% to 6.1825%. These agreements do not qualify for hedge accounting and accordingly any changes in the fair values of the swap agreements are included in the consolidated statement of operations under “Gain/(loss) on derivative financial instruments.” The total fair value of cross currency interest swaps outstanding at December 31, 2015 amounted to a liability of $291 million (December 31, 2014: a liability of $201 million). The fair value of the cross currency interest swaps are classified as other current liabilities in the consolidated balance sheet as at December 31, 2015 and within other current liabilities as at December 31, 2014.

The total realized and unrealized losses recognized in the consolidated statement of operations relating to cross currency interest rate swap agreements in 2015 amounted to $106 million (2014: losses of $171 million, 2013: losses of $10 million).

Interest rate hedge accounting

A Ship Finance subsidiary consolidated by the Company as a variable interest entity (VIEs) (refer to Note 35), has entered into interest rate swaps in order to mitigate the exposure to variability in cash flows for future interest payments on the loans taken out to finance the acquisition of the West Linus.  These interest rate swaps qualify for hedge accounting under US GAAP, and the instruments have been formally designated as a hedge to the underlying loan. When the hedge is effective, any changes in its fair value is included in “other comprehensive income.” The effectiveness of hedging instruments is assessed at each reporting period. The total fair value of these interest rate swaps outstanding at December 31, 2015 amounted to a liability of $2 million (December 31, 2014: a liability of $3 million), which are classified as other non-current liabilities in the consolidated balance sheet. Below is a summary of the notional amount, fixed interest rate payable and duration of the outstanding principal as of December 31, 2015.

Variable interest entity	Outstanding principal as at December 31, 2015	Receive rate	Pay rate	Length of contract
	(In US$ millions)
SFL Linus Limited (West Linus)	4.0	1 month LIBOR	2.01%	Mar 2014 - Oct 2018
SFL Linus Limited (West Linus)	4.0	2 month LIBOR	2.01%	Mar 2014 - Nov 2018
SFL Linus Limited (West Linus)	191.9	3 month LIBOR	1.77%	Dec 2013 - Dec 2018

In the year ended December 31, 2015 the above VIEs recorded no fair value gains/losses on interest rate swaps (December 31, 2014: no fair value gains/losses). Any such gains or losses are recorded by those VIEs as “other comprehensive income” but due to their ownership by Ship Finance these gains are allocated to “non-controlling interest” in our consolidated statement of changes in equity. The net interest paid on these swaps for the year ended December 31, 2015 was $3 million (2014: net interest of $4 million).

Any change in fair value resulting from hedge ineffectiveness is recognized immediately in earnings. The VIEs and therefore the Company, did not recognize any gain or loss due to hedge ineffectiveness in the consolidated financial statements during the years ended December 31, 2015, 2014 and 2013 relating to derivative financial instruments.

Foreign exchange risk management

The Company and the majority of its subsidiaries use the U.S. dollar as their functional currency because the majority of their revenues and expenses are denominated in U.S. dollars. Accordingly, the Company’s reporting currency is also U.S. dollars. The Company does, however, earn revenue and incur expenses in other currencies and there is thus a risk that currency fluctuations could have an adverse effect on the value of our cash flows. The Company is also exposed to changes in interest rates on floating interest rate debt, and to the impact of changes in currency exchange rates on NOK and SEK denominated debt. The Company has entered into derivative agreements to mitigate the risk of exchange rate fluctuations as described below.

Foreign currency forwards not qualified as hedge accounting

The Company uses foreign currency forward contracts and other derivatives to manage exposure to foreign currency risk on certain assets, liabilities and future anticipated transactions. Such derivative contracts do not qualify for hedge accounting treatment and are recorded in the consolidated balance sheet under current receivables if the contracts have a net positive fair value, and under other current liabilities if the contracts have a net negative fair value.

At December 31, 2015, the Company had no outstanding currency forward contracts. As at December 31, 2014 the total fair value of outstanding NOK currency forward contracts amounted to a liability $24 million, which are classified as other current liabilities in the consolidated balance sheet. As at December 31, 2014 the total fair value of outstanding GBP currency forward contracts amounted to a liability of $2.6 million, and are classified as other current liabilities in the consolidated balance sheet.

The total realized and unrealized losses recognized in the consolidated statement of operations relating to foreign currency forward agreements in 2015 amounted to $9 million (2014: losses of $58 million, 2013: losses of $49 million).

Other arrangements

The Company from time to time may enter into swap agreements, forward contracts or other derivative arrangements based on assets or equity shares of the Company which provide flexible financing alternatives at a low cost.

Total Return Swap (“TRS”) Agreements
During 2015, 2014 and 2013 the Company entered into and settled various TRS agreements which are indexed to the Company’s own common shares. The settlement amount for the TRS transaction will be (A) the market value of the shares at the date of settlement plus all dividends paid by the Company between entering into and settling the contract, less (B) the reference price of the shares agreed at the inception of the contract plus the counterparty’s financing costs. Settlement will be either a payment by the counterparty to us, if (A) is greater than (B), or a payment by us to the counterparty, if (B) is greater than (A). There is no obligation for us to purchase any shares under the agreement and this arrangement has been recorded as a derivative transaction, with the fair value of the TRS recognized as an asset or liability as appropriate, and changes in fair values recognized in the consolidated statement of operations.
The fair value of the TRS agreements at December 31, 2015 was a liability of $9 million (December 31, 2014: a liability of $5 million). The fair values of the TRS agreements are classified as other current liabilities in the balance sheet as at December 31, 2015 and December 31, 2014. As of December 31, 2015 we had an outstanding agreement related to 4 million shares at NOK49.60 per share (December 31, 2014: 4.0 million shares at NOK96.02 per share). We generally settle these agreements in cash, or through further rolling of the agreements.
Subsequent to the year end, on March 3, 2016, the TRS agreement related to 4 million shares was rolled over with a new expiry date of June 3, 2016, and a new reference price of NOK 21.1611 per share.
The total realized and unrealized losses recognized in the consolidated statement of operations relating to TRS agreements in 2015 amounted to $27 million (2014: losses of $73 million, 2013: gains of $19 million).

Sevan share repurchase agreements
During 2013 the Company has entered into agreements in which the Company has sold its shares in Sevan Drilling to commercial banks and then entered into a share purchase agreement to repurchase the same amount of shares at a later date which is generally within three months from the date of entering into the sale agreement.
As at December 31, 2014 the Company had agreements for 216,065,464 Sevan Drilling ASA shares at a strike price of NOK 4.1701 and 81,828,500 Sevan Drilling ASA shares at a strike price of NOK 4.1966.
On February 6, 2015, these forward agreements were settled and new forward agreements were entered into. The cash settlement was NOK 134 million. On May 6, 2015, the Company rolled forward the agreement and entered into a forward agreement for 216,065,464 Sevan shares expiring August 10, 2015 with a strike price of NOK 0.6247, and a second forward agreement for 81,828,500 Drilling ASA shares expiring August 6, 2015 with a strike price of NOK 0.6243.
As part of the Sevan Drilling group’s internal reorganization program effective from June 30, 2015 the parent company of the Sevan Drilling group was migrated from Sevan Drilling ASA, a Norwegian registered entity, to Sevan Drilling Limited, a Bermudan registered entity. As part of the restructuring, shareholders on the Oslo Stock Exchange listed entity were distributed shares in the Bermudan entity on a 20:1 basis. The Norwegian entity was then delisted from the Oslo Stock Exchange, and the Bermudan entity was listed in its place, maintaining the ticker “SEVDR.” Accordingly the outstanding share repurchase agreements mentioned above were settled for consideration paid of $4 million, and the Company completed the repurchase of the 297,893,964 shares in Sevan Drilling ASA at a value equal to the nominal value of the shares. Simultaneously new agreements were taken out to repurchase 14,894,699 shares in Sevan Drilling Limited with the same banks.
On November 6, 2015, the Company settled the forward agreement for 10,803,274 shares in Sevan Drilling Limited at a strike price of NOK 8.9482 and settled the forward agreement for 4,091,425 shares for a strike price of NOK 8.5539. The total amount paid on settlement was $16 million. As a result of these transactions, the Company maintained a controlling interest in the Sevan Drilling group, and as a result the Sevan Drilling group remains consolidated in the Company’s consolidated financial statements. Prior to the settlement the share repurchase agreements were accounted for as secured borrowings and therefore the Company had recognized the liabilities associated with these repurchases in other current liabilities of $167 million as of December 31, 2014. As at December 31, 2015 these agreements have been fully settled.

SapuraKencana share agreements and financing
On September 18, 2013, we entered into two derivative contract agreements with a commercial bank which enabled the Company to obtain financing against a portion of our equity investment in SapuraKencana in which the Company received $250 million upfront as prepayment for one of the agreements. The agreements have a settlement date three years from the inception date and include an interest equivalent component which is based on the prepaid amount received and LIBOR plus 1.90% per annum.
On July 8, 2015, the Company amended the financing arrangement relating to its equity investment in SapuraKencana and extended the agreement to July 2018. The total financing was reduced by $90 million to $160 million, and the corresponding restricted cash held as collateral of $93 million was settled against the liability. In addition the interest rate increased to LIBOR plus 2.6%. As at December 31, 2015, the Company had associated restricted cash of $160 million due to the significant fall in the share price of SapuraKencana
As part of these agreements, a number of shares in SapuraKencana were pledged as security, the value of which as at December 31, 2015 amounted to $228 million (December 31, 2014: $325 million), and is presented as a long term marketable security on the consolidated balance sheet (see Note 14 to the consolidated financial statements included herein). The unrealized gains and losses resulting from measuring the fair value of these contracts at December 31, 2015 are a gross asset of $135 million, and a gross liability of $135 million which have been offset in the consolidated balance sheet and consolidated income statement as these agreements meet the criteria for offsetting (December 31, 2014: gross asset of $103.0 million, and a gross liability of $103 million).
The $160 million received as a prepayment to the Company is included in other long-term liabilities as at December 31, 2015 (December 31, 2014: $250 million). The agreements also contain financial covenants which are similar to the Company’s bank loans, See Note 23 to the consolidated financial statements included herein.
On February 24, 2016, subsequent to the period end, the Company elected to exercise the optional termination notice under the prepaid forward and equity swap agreements.

Other derivative agreements
Total realized and unrealized gains and losses on other derivative instruments amounted to a loss of $3 million for 2015 (2014: a loss of $19 million, 2013: gain of $30 million).

Fair values of financial instruments

The carrying value and estimated fair value of the Company’s financial instruments at December 31, 2015 and December 31, 2014 are as follows:

	December 31, 2015		December 31, 2014
(In US$ millions)	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents	1,044	1,044	831	831
Restricted cash	248	248	449	449
Related party loans receivable - short term	371	371	69	69
Related party loans receivable - long term	464	464	311	311
Liabilities
Current portion of floating rate debt	1,493	1,493	1,928	1,928
Long-term portion of floating rate debt	6,711	6,711	7,713	7,713
Current portion of fixed rate CIRR loans	33	33	39	39
Long term portion of fixed rate CIRR loans	43	43	84	84
Fixed interest bonds - short term	—	—	323	342
Fixed interest bonds - long term	944	1,840	1,545	1,892
Floating interest bonds - long term	283	541	483	622
Related party fixed rate debt - long term	415	415	415	415

The carrying value of cash and cash equivalents and restricted cash, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.

The fair value of the related party loans receivable from Seadrill Partners, Archer and SeaMex are estimated to be equal to the carrying value. This debt is not freely tradable and cannot be recalled by the Company at prices other than specified in the loan note agreements. The loans were entered into at market rates. They are categorized as level 2 on the fair value measurement hierarchy. Other trading balances with related parties are not shown in the table above. The fair value of trading balances with related parties are assumed to be equal to to their carrying value.

The fair value of the current and long-term portion of floating rate debt is estimated to be equal to the carrying value since it bears variable interest rates, which are reset regularly and usually in the range between every one to six months. This debt is not freely tradable and cannot be purchased by the Company at prices other than the outstanding balance plus accrued interest. We have categorized this at level 2 on the fair value measurement hierarchy. We have based the table above on the total carrying value of principal outstanding debt, before capitalized loan fees are deducted. Refer to Note 23 - Long term debt for more information.

The fair value of the long-term portion of the fixed rate CIRR loans is equal to the carrying value, as they are matched with equal balances of restricted cash. We have categorized this at level 2 on the fair value measurement hierarchy.

The fixed interest rate bonds are freely tradable and their fair value has been set equal to the price at which they were traded at on December 31, 2015 and December 31, 2014. We have categorized this at level 1 on the fair value measurement hierarchy.

The floating interest bonds are freely tradable and their fair value has been set equal to the price at which they were traded at on December 31, 2015 and December 31, 2014. We have categorized this at level 1 on the fair value measurement hierarchy.

The fair value of the loans provided by Ship Finance to the Company’s VIE’s are estimated to be equal to the carrying value as the loans were entered into at market rates. The debt is not freely tradable and cannot be purchased by the Company at prices other than the outstanding balance. We have categorized this at level 2 on the fair value measurement hierarchy.

Financial instruments that are measured at fair value on a recurring basis:

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	December 31, 2015	(Level 1)	(Level 2)	(Level 3)
Assets:
Marketable securities - current and non-current assets	324	324	—	—
Interest rate swap contracts – non-current assets	2	—	2	—
Total assets	326	324	2	—

Liabilities:
Interest rate swap contracts – current liabilities	124	—	124	—
Interest rate swap contracts – non-current liabilities	2	—	2	—
Cross currency interest rate swap contracts – current liabilities	291	—	291	—
Other derivative instruments – current liabilities	9	—	9	—
Total liabilities	426	—	426	—

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	December 31, 2014	(Level 1)	(Level 2)	(Level 3)
Assets:
Marketable securities - current and non-current assets	751	751	—	—
Interest rate swap contracts – non-current assets	5	—	5	—
Total assets	756	751	5	—

Liabilities:
Interest rate swap contracts – current liabilities	139	—	139	—
Interest rate swap contracts – non-current liabilities	3	—	3	—
Cross currency interest rate swap contracts – current liabilities	201	—	201	—
Foreign exchange forwards – current liabilities	27	—	27	—
Other derivative instruments – current liabilities	5	—	5	—
Total liabilities	375	—	375	—

Roll forward of fair value measurements using unobservable inputs (Level 3) relating to the Petromena Bond. Please refer to Note 14 for additional information:

(In US$ millions)
Beginning balance January 1, 2014	4
Beginning balance Realization	6
Beginning balance Proceeds on disposal	(10)
Closing balance December 31, 2014	—

Closing balance December 31, 2015	—

US GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, US GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).

Level one input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level two inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level two inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

Quoted market prices are used to estimate the fair value of marketable securities, which are valued at fair value on a recurring basis.

The fair value of total return equity swaps is calculated using the closing prices of the underlying listed shares, dividends paid since inception and the interest rate charged by the counterparty. We have categorized these transactions as level 2 on the fair value measurement hierarchy.

The fair values of interest rate swaps, cross currency interest rate swaps, and forward exchange contracts are calculated using well-established independent valuation techniques applied to contracted cash flows and LIBOR and NIBOR interest rates as of December 31, 2015.

The fair value of other derivative instruments is calculated using the closing prices of the underlying securities, dividends paid since inception and the interest charged by the counterparty.

Retained Risk

a) Physical Damage Insurance

The Company retains the risk, through self-insurance, for the deductibles relating to physical damage insurance on the Company’s drilling unit fleet, currently a maximum of $5 million per occurrence.

b) Loss of Hire Insurance

The Company purchases insurance to cover the deepwater drilling units, one semi tender and the North Atlantic fleet for loss of revenue in the event of extensive downtime caused by physical damage, where such damage is covered under the Company’s physical damage insurance. The Company’s self-insured retentions under the loss of hire insurance are up to 60 days after the occurrence of the physical damage plus a 25% quota share on the Loss of Hire daily amount. Thereafter, under the terms of the insurance, the Company is compensated for loss of revenue for a period ranging from 210 days up to 290 days. The Company retains the risk that the repair of physical damage takes longer than the total number of days in the loss of hire policy.

c) Windstorm Insurance

We have elected to place an insurance policy for physical damage to rigs and equipment caused by named windstorms in the U.S. Gulf of Mexico with a Combined Single Limit of $100 million in the annual aggregate, which includes Loss of Hire.

Credit risk

The Company has financial assets, including cash and cash equivalents, marketable securities, other receivables and certain amounts receivable on derivative instruments, mainly forward exchange contracts and interest rate swaps. These assets expose the Company to credit risk arising from possible default by the counterparty. The Company considers the counterparties to be creditworthy financial institutions and does not expect any significant loss to result from non-performance by such counterparties. The Company, in the normal course of business, does not demand collateral. The credit exposure of interest rate swap agreements, currency option contracts and foreign currency contracts is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is the Company’s policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give the Company the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to the Company.

Concentration of risk

The Company has financial assets, including cash and cash equivalents, marketable securities, other receivables and certain derivative instrument receivable amounts. These other assets expose the Company to credit risk arising from possible default by the counterparty. There is also a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with DNB ASA, Nordea Bank Finland Plc, Danske Bank A/S, and ING Bank N.V. The Company considers these risks to be remote.

In the years ended December 31, 2015, 2014 and 2013, the Company had the following customers with contract revenues greater than 10% in any of the years presented:

(US$ millions)	2015	2014	2013
Petroleo Brasileiro S.A ("Petrobras")	19%	20%	16%
Total S.A Group ("Total")	16%	13%	14%
Exxon Mobil Corp ("Exxon")	14%	10%	12%
Statoil ASA ("Statoil")	12%	13%	14%